Exhibit 10.3

Acceptance Notice/
Banc of America Leasing & Capital, LLC	Pay Proceeds Authorization

Master Loan and Security Agreement Number: 17608-70000

Equipment Security Note Number: 17608-70009 (the “Transaction”)

To: Banc of America Leasing & Capital, LLC

The undersigned hereby certifies that all property described in the above-referenced Transaction by and between Banc of America Leasing & Capital, LLC, and the undersigned has been furnished, that delivery and installation has been fully completed as required, and that the such property has been irrevocably accepted and is satisfactory in all respects to the undersigned for purposes of the Transaction.

We hereby authorize you to disburse the proceeds of this Transaction as follows:

Disburse To:	Amount:

Destination XL Group, Inc.	$2,000,562.14

TOTAL Disbursement	$2,000,562.14

Destination XL Group, Inc.
(Debtor)

By:	/s/ DAVID A. LEVIN

Title:	President, CEO

Date:	12-20-13

Pay Proceeds Authorization 4.1.06	Page 1 of 1

Banc of America Leasing & Capital, LLC	Equipment Security Note Number 17608-70009

This Equipment Security Note No. 17608-70009, dated as of December 23, 2013 (this “Equipment Note”), is entered into pursuant to and incorporates by this reference all of the terms and provisions of that certain Master Loan and Security Agreement No. 17608-70000 dated as of July 20, 2007 (the “Master Agreement”), by and between Banc of America Leasing & Capital, LLC (“Lender”) and Destination XL Group, Inc. (“Borrower”). All capitalized terms used herein and not defined herein shall have the respective meanings assigned to such terms in the Master Agreement. If any provision of this Equipment Note conflicts with any provision of the Master Agreement, the provisions contained in this Equipment Note shall prevail. Borrower hereby authorizes Lender to insert the serial numbers and other identification data of the Equipment, dates, and other omitted factual matters or descriptions in this Equipment Note.

The occurrence of an “Event of Default,” as defined in the Master Agreement, shall entitle Lender to accelerate the maturity of this Equipment Note and to declare the Prepayment Amount to be immediately due and payable, and to proceed at once to exercise each and every one of the remedies provided in the Master Agreement or otherwise available at law or in equity. All of Borrower’s Obligations under this Equipment Note are absolute and unconditional, and shall not be subject to any offset or deduction whatsoever. Borrower waives any right to assert, by way of counterclaim or affirmative defense in any action to enforce Borrower’s Obligations hereunder, any claim whatsoever against Lender.

1. Equipment Financed; Equipment Location; Grant of Security Interest. Subject to the terms and provisions of the Master Agreement and as provided herein, Lender is providing financing in the principal amount described in Section 2 below to Borrower in connection with the acquisition or financing of the following described Equipment:

Quantity	Description	Serial Number	Cost

See Exhibit A attached hereto

Location of Equipment. The Equipment will be located or (in the case of over-the-road vehicles) based at the following locations:

Location	Address	City	County	State	ZIP

See Exhibit B attached hereto

Borrower has agreed and does hereby grant a security interest in and to the Equipment and the Collateral related thereto, whether now owned or hereafter acquired and wherever located, in order to secure the payment and performance of all Obligations owing to Lender, including but not limited to this Equipment Note, all as more particularly provided in the Master Agreement. Lender’s agreement to provide the financing contemplated herein shall be subject to the satisfaction of all conditions established by Lender and Lender’s prior receipt of all required documentation in form and substance satisfactory to Lender in its sole discretion.

2. Payments. For value received, Borrower promises to pay to the order of Lender, the principal amount of $2,000,562.14, together with interest thereon as provided herein. This Equipment Note shall be payable by Borrower to Lender in 48 consecutive monthly, installments of principal and interest (the “Payments”) commencing on January 24, 2014 (the “Initial Payment”) and continuing thereafter through and including December 24, 2017 (the “Maturity Date”) (collectively, the “Equipment Note Term”). Each Payment shall be in the amount provided below, and due and payable on the same day of the month as the Initial Payment set forth above in each succeeding payment period (each, a “Payment Date”) during Equipment Note Term. All interest hereunder shall be calculated on the basis of a year of 360 days comprised of 12 months of 30 days each. The final Payment due and payable on the Maturity Date shall in any event be equal to the entire outstanding and unpaid principal amount of this Equipment Note, together with all accrued and unpaid interest, charges and other amounts owing hereunder and under the Master Agreement.

(a) Interest Rate.

Interest shall accrue on the entire principal amount of this Equipment Note outstanding from time to time at a fixed rate of 3.0666 percent per annum or, if less, the highest rate of interest permitted by applicable law (the “Interest Rate”), from the Advance Date set forth below until the principal amount of this Equipment Note is paid in full, and shall be due and payable on each Payment Date.

Equipment Security Note 4.1.06	Page 1 of 2

(b) Payment Amount.

The principal and interest amount of each Payment shall be $44,340.04.

3. Prepayment The outstanding principal balance of this Equipment Note may be prepaid in whole or part at any time, together with interest and late charges accrued through the date of the prepayment, provided that such prepayment shall be accompanied by a prepayment charge calculated as follows: one percent (1%) of the amount of the prepaid if such prepayment occurs during the period from the date of this Equipment Note to the first anniversary hereof; one-half percent (0.5%) of the amount prepaid if such prepayment occurs during the period commencing on the first day after the first anniversary hereof and continuing through the second anniversary hereof; and no prepayment charge if such prepayment occurs thereafter. Partial prepayments shall be applied against principal installments in their inverse order of maturity. A prepayment charge will not be due if this Equipment Note is refinanced with the Lender.

4. Borrower Acknowledgements. Upon delivery and acceptance of the Equipment, Borrower shall execute this Equipment Note evidencing the amounts financed by Lender in respect of such Equipment and the Payments of principal and interest hereunder. By its execution and delivery of this Equipment Note, Borrower:

(a)	reaffirms of all of Borrower’s representations, warranties and covenants as set forth in the Master Agreement and represents and warrants that no Default or Event of Default under the Master Agreement exists as of the date hereof;

(b)	represents, warrants and agrees that: (i) the Equipment has been delivered and is in an operating condition and performing the operation for which it is intended to the satisfaction of Borrower; (ii) each item of Equipment has been unconditionally accepted by Borrower for all purposes under the Master Agreement and this Equipment Note; and (iii) there has been no material adverse change in the operations, business, properties or condition, financial or otherwise, of Borrower since August 3, 2013;

(c)	authorizes and directs Lender to advance the principal amount of this Equipment Note to reimburse Borrower or pay Vendors all or a portion of the purchase price of Equipment in accordance with Vendors’ invoices therefor, receipt and approval of which are hereby reaffirmed by Borrower; and

(d)	agrees that Borrower is absolutely and unconditionally obligated to pay Lender all Payments at the times and in the manner set forth herein.

BANC OF AMERICA LEASING & CAPITAL, LLC		Borrower: DESTINATION XL GROUP, INC.

By:	/s/ GINA M. CABRAL	By:	/s/ DAVID A. LEVIN

Printed Name:	GINA M. CABRAL	Printed Name:	DAVID A. LEVIN

Title:	Vice President	Title:	President, CEO

Equipment Security Note 4.1.06	Page 2 of 2

EXHIBIT A TO EQUIPMENT SECURITY NOTE NO. 17608-70009

Company	Division	Type	Asset Type	Invoice	Description	Insrv Date

Equipment Location: Big Beaver Ctr 2028 W. Big Beaver Rd. Troy (W. Big Beaver), MI 48084
10	99852	DXL	FF-S	013024	Fixtures-Chairs	7/23/2013
10	99852	DXL	FF-S	43750	Fixtures-Display	7/23/2013
10	99852	DXL	FF-S	44743	Fixtures-Display	7/23/2013
10	99852	DXL	FF-S	45856	Fixtures-Display	8/13/2013
10	99852	DXL	FF-S	0485987-IN	Tailor Shop Equip	7/23/2013
10	99852	DXL	FF-S	0485988-IN	Tailor Shop Equip	7/23/2013
10	99852	DXL	FF-S	3057	Fixtures-Pool Table	7/23/2013
10	99852	DXL	LHI-S	39346	Signs	7/23/2013
10	99852	DXL	FF-S	19160	Fixtures-Display	7/23/2013
10	99852	DXL	FF-S	DI642026	Fixtures-Shoe Fixtures	7/23/2013
10	99852	DXL	FF-S	114542	Fixtures-Mannequins	7/23/2013
10	99852	DXL	FF-S	20599	Fixtures-Shelving	7/23/2013
10	99852	DXL	FF-S	117014	Fixtures-Display	7/23/2013
10	99852	DXL	FF-S	117694	Fixtures-Display	7/23/2013
10	99852	DXL	FF-S	117791	Fixtures-Display	7/23/2013
10	99852	DXL	FF-S	034764	Fixtures-Display	7/23/2013
10	99852	DXL	FF-S	035337	Fixtures-Display	7/23/2013
10	99852	DXL	FF-S	035652	Fixtures-Display	7/23/2013
10	99852	DXL	FF-S	035653	Fixtures-Display	7/23/2013
10	99852	DXL	FF-S	035660	Fixtures-Display	7/23/2013
10	99852	DXL	FF-S	138510	Fixtures-Shelving	7/23/2013
10	99852	DXL	FF-S	138511	Fixtures-Shelving	7/23/2013
10	99852	DXL	FF-S	8477809	Fixtures-Shoe Fixtures	7/23/2013
10	99852	DXL	HW-C	4693358-E	Computer HW	8/8/2013
10	99852	DXL	FF-S	105826326A	Fixtures-Appliances	7/23/2013
10	99852	DXL	EQUIP-S	970847	Cabling-Phones	10/8/2013
10	99852	DXL	EQUIP-S	972563	Cabling-Phones	10/11/2013
10	99852	DXL	LHI-S	50509929	Alarm Systems	9/23/2013
10	99852	DXL	FF-S	216562278	Opto Fixtures Freight	10/25/2013
10	99852	DXL	FF-S	47153	Fixtures-Display	10/3/2013
10	99852	DXL	FF-S	4622	Fixtures-Headsets	7/23/2013

Equipment Location: 723 US 1 Suite 723 C Indianapolis (Greenwood), IN 46142
10	99127	DXL	FF-S	012421	Fixtures-Chairs	7/30/2013
10	99127	DXL	FF-S	44408	Fixtures-Display	7/30/2013
10	99127	DXL	FF-S	44885	Fixtures-Display	7/30/2013
10	99127	DXL	FF-S	45817	Fixtures-Display	8/13/2013
10	99127	DXL	FF-S	0484834-IN	Tailor Shop Equip	7/30/2013
10	99127	DXL	FF-S	0484835-IN	Tailor Shop Equip	7/30/2013
10	99127	DXL	FF-S	3058	Fixtures-Pool Table	7/30/2013
10	99127	DXL	LHI-S	37584	Signs	7/30/2013
10	99127	DXL	LHI-S	38862	Signs	7/30/2013
10	99127	DXL	FF-S	19175	Fixtures-Display	7/30/2013
10	99127	DXL	FF-S	DI642688	Fixtures-Shoe Fixtures	7/30/2013
10	99127	DXL	SIGNS	005.225860	Signs	7/31/2013
10	99127	DXL	FF-S	114721	Fixtures-Mannequins	7/30/2013
10	99127	DXL	FF-S	20597	Fixtures-Shelving	7/30/2013
10	99127	DXL	FF-S	117279	Fixtures-Display	7/30/2013
10	99127	DXL	FF-S	117789	Fixtures-Display	7/30/2013
10	99127	DXL	FF-S	117925	Fixtures-Display	7/30/2013
10	99127	DXL	FF-S	117936	Fixtures-Display	7/30/2013
10	99127	DXL	FF-S	8304721	Fixtures-Furniture	7/30/2013
10	99127	DXL	FF-S	035098	Fixtures-Display	7/30/2013
10	99127	DXL	FF-S	035303	Fixtures-Display	7/30/2013
10	99127	DXL	FF-S	035854	Fixtures-Display	7/30/2013
10	99127	DXL	FF-S	035858	Fixtures-Display	7/30/2013
10	99127	DXL	FF-S	035887	Fixtures-Display	7/30/2013
10	99127	DXL	FF-S	035864	Fixtures-Display	7/30/2013
10	99127	DXL	FF-S	137090	Fixtures-Shelving	7/30/2013
10	99127	DXL	FF-S	12738	Fixtures-Lighting	7/30/2013
10	99127	DXL	FF-S	1010222	Signs	7/30/2013
10	99127	DXL	HW-C	4521149-A	Computer HW	7/30/2013
10	99127	DXL	HW-C	4693358-B	Computer HW	8/8/2013
10	99127	DXL	FF-S	SHW837606	Fixtures	7/30/2013
10	99127	DXL	LHI-S	50450685	Alarm Systems	9/9/2013
10	99127	DXL	LHI-S	50450686	Alarm Systems	9/9/2013
10	99127	DXL	FF-S	216562282	Opto Fixtures Freight	10/25/2013
10	99127	DXL	FF-S	1053790	Fixtures-Shoe Riser	10/25/2013
10	99127	DXL	FF-S	47071	Fixtures-Display	10/2/2013
10	99127	DXL	FF-S	4637	Fixtures-Headsets	7/30/2013
10	99127	DXL	FF-S	301057	Fixtures-Hangers	7/30/2013
10	99127	DXL	FF-S	A27629-0	Fixtures-Track	7/30/2013

Equipment Location: Diamond Retail Ctr 523 S. Gammon Rd. Madison, Wl 53719
10	99527	DXL	FF-S	012696	Fixtures-Chairs	7/30/2013
10	99527	DXL	FF-S	44582	Fixtures-Display	7/30/2013
10	99527	DXL	FF-S	44775	Fixtures-Display	7/30/2013
10	99527	DXL	FF-S	45840	Fixtures-Display	8/13/2013
10	99527	DXL	FF-S	0485540-IN	Tailor Shop Equip	7/30/2013
10	99527	DXL	FF-S	0485541-IN	Tailor Shop Equip	7/30/2013
10	99527	DXL	FF-S	3058	Fixtures-Pool Table	7/30/2013
10	99527	DXL	LHI-S	39538	Signs	7/30/2013
10	99527	DXL	LHI-S	39720	Signs	7/30/2013
10	99527	DXL	FF-S	19174	Fixtures-Display	7/30/2013
10	99527	DXL	FF-S	DI 641836	Fixtures-Shoe Fixtures	7/30/2013
10	99527	DXL	FF-S	114538	Fixtures-Mannequins	7/30/2013
10	99527	DXL	FF-S	20608	Fixtures-Shelving	7/30/2013
10	99527	DXL	FF-S	117603	Fixtures-Display	7/30/2013
10	99527	DXL	FF-S	117711	Fixtures-Display	7/30/2013
10	99527	DXL	FF-S	117790	Fixtures-Display	7/30/2013
10	99527	DXL	FF-S	117817	Fixtures-Display	7/30/2013
10	99527	DXL	FF-S	8304772	Fixtures-Furniture	7/30/2013
10	99527	DXL	FF-S	035093	Fixtures-Display	7/30/2013
10	99527	DXL	FF-S	035388	Fixtures-Display	7/30/2013
10	99527	DXL	FF-S	035853	Fixtures-Display	7/30/2013

Company	Division	Type	Asset Type	Invoice	Description	Insrv Date

10	99527	DXL	FF-S	035859	Fixtures-Display	7/30/2013
10	99527	DXL	FF-S	035861	Fixtures-Display	7/30/2013
10	99527	DXL	FF-S	138340	Fixtures-Shelving	7/30/2013
10	99527	DXL	HW-S	40374142		8/14/2013
10	99527	DXL	HW-S	40374589		8/15/2013
10	99527	DXL	FF-S	020464-0	Fixtures-Track	7/30/2013
10	99527	DXL	SIGNS	26428	Signs	10/25/2013
10	99527	DXL	EQUIP-S	965076	Cabling/Phones	9/11/2013
10	99527	DXL	FF-S	216562280	Opto Fixtures Freight	10/25/2013
10	99527	DXL	FF-S	1053839	Fixtures-Shoe Riser	10/28/2013
10	99527	DXL	FF-S	12804	Fixtures-Lighting	9/20/2013
10	99527	DXL	FF-S	47138	Fixtures-Display	10/3/2013
10	99527	DXL	FF-S	4636	Fixtures-Headsets	7/30/2013

Equipment Location: 113 E. Chicago Avenue Chicago, IL 60611
10	99011	DXL	FF-S	43751	Fixtures-Display	8/10/2013
10	99011	DXL	FF-S	44724	Fixtures-Display	8/10/2013
10	99011	DXL	FF-S	45140	Fixtures-Display	8/10/2013
10	99011	DXL	FF-S	45813	Fixtures-Display	8/13/2013
10	99011	DXL	FF-S	0484108-IN	Tailor Shop Equip	8/10/2013
10	99011	DXL	FF-S	0484951-IN	Tailor Shop Equip	8/10/2013
10	99011	DXL	FF-S	3057	Fixtures-Pool Table	8/10/2013
10	99011	DXL	FF-S	22272	Fixtures-Furniture	8/10/2013
10	99011	DXL	FF-S	22272	Fixtures-Furniture	8/10/2013
10	99011	DXL	FF-S	22272B	Fixtures-Furniture	8/10/2013
10	99011	DXL	LHI-S	39349	Signs	8/10/2013
10	99011	DXL	FF-S	19162	Fixtures-Display	8/10/2013
10	99011	DXL	FF-S	DI 641838	Fixtures-Shoe Fixtures	8/10/2013
10	99011	DXL	FF-S	114539	Fixtures-Mannequins	8/10/2013
10	99011	DXL	FF-S	114734	Fixtures-Mannequins	8/10/2013
10	99011	DXL	FF-S	20598	Fixtures-Shelving	8/10/2013
10	99011	DXL	FF-S	117454	Fixtures-Display	8/10/2013
10	99011	DXL	FF-S	117695	Fixtures-Display	8/10/2013
10	99011	DXL	FF-S	117792	Fixtures-Display	8/10/2013
10	99011	DXL	FF-S	117872	Fixtures-Display	8/10/2013
10	99011	DXL	FF-S	117912	Fixtures-Display	8/10/2013
10	99011	DXL	FF-S	118141	Fixtures-Display	8/10/2013
10	99011	DXL	FF-S	035100	Fixtures-Display	8/10/2013
10	99011	DXL	FF-S	035884	Fixtures-Display	8/10/2013
10	99011	DXL	FF-S	035886	Fixtures-Display	8/10/2013
10	99011	DXL	FF-S	035924	Fixtures-Display	8/10/2013
10	99011	DXL	FF-S	036323	Fixtures-Display	8/30/2013
10	99011	DXL	FF-S	665382	Fixtures-Lighting	8/10/2013
10	99011	DXL	FF-S	10691625	Visual	8/10/2013
10	99011	DXL	FF-S	138220	Fixtures-Shelving	8/10/2013
10	99011	DXL	FF-S	140200	Fixtures-Shelving	8/10/2013
10	99011	DXL	FF-S	1019517	Signs	8/10/2013
10	99011	DXL	FF-S	33108	Fixtures	8/10/2013
10	99011	DXL	HW-C	4693358-A	Computer HW	8/10/2013
10	99011	DXL	FF-S	301059	Fixtures-Hangers	8/10/2013
10	99011	DXL	FF-S	0480705-IN	Tailor Shop Equip	8/10/2013
10	99011	DXL	FF-S	00020470	Fixtures-Track	8/10/2013
10	99011	DXL		5507	Fixtures-Lighting	8/10/2013
10	99011	DXL	FF-S	5348914	Fixtures	8/10/2013
10	99011	DXL	FF-S	5348968	Fixtures	8/10/2013
10	99011	DXL	FF-S	SHW832390	Fixtures	8/10/2013
10	99011	DXL		235042	Visual	8/10/2013
10	99011	DXL		59262	Visual	8/10/2013
10	99011	DXL		59414	Visual	8/10/2013
10	99011	DXL	FF-S	6000042716	Escalator Repair	9/23/2013
10	99011	DXL	EQUIP-S	665781	Cabling/Phones	8/10/2013
10	99011	DXL	FF-S	0488065-IN	Tailor Shop Equipment	9/11/2013
10	99011	DXL	FF-S	119419	Fixtures-Display	11/7/2013
10	99011	DXL	FF-S	1053785	Fixtures-Shoe Riser	10/25/2013
10	99011	DXL	FF-S	036780	Fixtures-Display	9/30/2013
10	99011	DXL	FF-S	036781	Fixtures-Display	9/30/2013
10	99011	DXL	FF-S	036782	Fixtures-Display	9/30/2013
10	99011	DXL	FF-S	47060	Fixtures-Display	10/2/2013
10	99011	DXL	FF-S	44269	Fixtures-Display	8/29/2013
10	99011	DXL	FF-S	48033	Fixtures-Display	11/6/2013
10	99011	DXL	FF-S	LNL5098	Headsets	10/10/2013
10	99011	DXL	FF-S	4258	Fixtures-Headsets	8/10/2013

Equipment Location: Meridian Crossroads 3427 E. Fairview Rd. Meridian (Boise) ID 83642
10	99858	DXL	FF-S	012815	Fixtures-Chairs	8/20/2013
10	99858	DXL	FF-S	44440	Fixtures-Display	8/20/2013
10	99858	DXL	FF-S	44894	Fixtures-Display	8/20/2013
10	99858	DXL	FF-S	45799	Fixtures-Display	8/20/2013
10	99858	DXL	FF-S	45857	Fixtures-Display	8/20/2013
10	99858	DXL	FF-S	46582	Fixtures-Display	9/11/2013
10	99858	DXL	FF-S	0485373-IN	Tailor Shop Equip	8/20/2013
10	99858	DXL	FF-S	0485376-IN	Tailor Shop Equip	8/20/2013
10	99858	DXL	FF-S	3058	Fixtures-Pool Table	8/20/2013
10	99858	DXL	LHI-S	39784	Signs	8/20/2013
10	99858	DXL	FF-S	19176	Fixtures-Display	8/20/2013
10	99858	DXL	FF-S	DI 644156	Fixtures-Shoe Fixtures	8/20/2013
10	99858	DXL	SIGNS	005.227050	Signs	8/20/2013
10	99858	DXL	FF-S	115226	Fixtures-Mannequins	8/20/2013
10	99858	DXL	FF-S	20606	Fixtures-Shelving	8/20/2013
10	99858	DXL	FF-S	117493	Fixtures-Display	8/20/2013
10	99858	DXL	FF-S	117793	Fixtures-Display	8/20/2013
10	99858	DXL	FF-S	117909	Fixtures-Display	8/20/2013
10	99858	DXL	FF-S	117926	Fixtures-Display	8/20/2013
10	99858	DXL	FF-S	118115	Fixtures-Display	8/20/2013
10	99858	DXL	FF-S	8305071	Fixtures-Furniture	8/20/2013
10	99858	DXL	FF-S	035883	Fixtures-Display	8/20/2013
10	99858	DXL	FF-S	035885	Fixtures-Display	8/20/2013

Company	Division	Type	Asset Type	Invoice	Description	Insrv Date

10	99858	DXL	FF-S	035920	Fixtures-Display	8/20/2013
10	99858	DXL	FF-S	035921	Fixtures-Display	8/20/2013
10	99858	DXL	FF-S	036332	Fixtures-Display	8/31/2013
10	99858	DXL	FF-S	138670	Fixtures-Shelving	8/20/2013
10	99858	DXL	FF-S	33521	Fixtures	8/20/2013
10	99858	DXL	HW-C	4775963-B	Computer HW	9/9/2013
10	99858	DXL	FF-S	03042013	Fixtures-Headsets	8/20/2013
10	99858	DXL	FF-S	216558639	Opto Fixtures Freight	10/24/2013
10	99858	DXL	FF-S	1053766	Fixtures-Shoe Riser	10/25/2013
10	99858	DXL	FF-S	47896	Fixtures-Display	10/31/2013

Equipment Location: 8889 Gateway Blvd W Bldg 190 Ste 550 El Paso, TX 79925
10	99429	DXL	FF-S	012412	Fixtures-Chairs	9/23/2013
10	99429	DXL	FF-S	45495	Fixtures-Display	9/23/2013
10	99429	DXL	FF-S	45966	Fixtures-Display	9/23/2013
10	99429	DXL	FF-S	46070	Fixtures-Display	9/23/2013
10	99429	DXL	FF-S	0486804-IN	Tailor Shop Equip	9/23/2013
10	99429	DXL	FF-S	0486805-IN	Tailor Shop Equip	9/23/2013
10	99429	DXL	FF-S	3071B	Fixtures-Pool Table	9/23/2013
10	99429	DXL	LHI-S	40578	Signs	9/23/2013
10	99429	DXL	FF-S	19255	Fixtures-Display	9/23/2013
10	99429	DXL	FF-S	DI647147	Fixtures-Shoe Fixtures	9/23/2013
10	99429	DXL	FF-S	115769	Fixtures-Mannequins	9/23/2013
10	99429	DXL	FF-S	20616	Fixtures-Shelving	9/23/2013
10	99429	DXL	FF-S	117962	Fixtures-Display	9/23/2013
10	99429	DXL	FF-S	118340	Fixtures-Display	9/23/2013
10	99429	DXL	FF-S	118718	Fixtures-Display	9/23/2013
10	99429	DXL	FF-S	8305770	Fixtures-Furniture	9/23/2013
10	99429	DXL	FF-S	035941	Fixtures-Display	9/23/2013
10	99429	DXL	FF-S	035942	Fixtures-Display	9/23/2013
10	99429	DXL	FF-S	035943	Fixtures-Display	9/23/2013
10	99429	DXL	FF-S	036317	Fixtures-Display	9/23/2013
10	99429	DXL	FF-S	036326	Fixtures-Display	9/23/2013
10	99429	DXL	FF-S	036327	Fixtures-Display	9/23/2013
10	99429	DXL	FF-S	LNL4892	Fixtures-Headsets	9/23/2013
10	99429	DXL	FF-S	139840	Fixtures-Shelving	9/23/2013
10	99429	DXL	FF-S	1027545	Signs	9/23/2013
10	99429	DXL	FF-S	8487394	Fixtures-Shoe Fixtures	9/23/2013
10	99429	DXL	HWC	4858632-B	DSL	10/4/2013
10	99429	DXL	FF-S	301978	Fixtures-Hangers	9/23/2013
10	99429	DXL	EQUIP-S	975054	Cabling-Phones	10/23/2013
10	99429	DXL	LHI-S	50700648	Alarm Systems	10/21/2013
10	99429	DXL	LHI-S	50700649	Alarm Systems	10/21/2013
10	99429	DXL	LHI-S	50789363	Alarm Systems	10/28/2013
10	99429	DXL	EQUIP-S	968490	Cabling/Phones	9/28/2013
10	99429	DXL	EQUIP-S	291227253	Cabling/Phones	10/1/2013
10	99429	DXL	FF-S	216530748	Joslin Fixtures Freight	9/23/2013
10	99429	DXL	FF-S	0490039-IN	Tailor Shop Equipment	11/12/2013
10	99429	DXL	FF-S	1053770	Fixtures-Shoe Riser	10/25/2013
10	99429	DXL	SIGNS	005224340	Signs	9/23/2013
10	99429	DXL	FF-S	12807	Fixtures-Lighting	9/23/2013
10	99429	DXL	FF-S	47128	Fixtures-Display	10/3/2013
10	99429	DXL	FF-S	47353	Fixtures-Display	10/10/2013
10	99429	DXL	FF-S	LNL5330	Headsets	11/8/2013
10	99429	DXL	FF-S	A27626-0	Fixtures-Track	9/23/2013

Equipment Location: 2021 Gallatin Pike N Ste 276 Madison (Nashville) TN 37115
10	99157	DXL	FF-S	012902	Fixtures-Chairs	9/10/2013
10	99157	DXL	FF-S	45484	Fixtures-Display	9/10/2013
10	99157	DXL	FF-S	45675	Fixtures-Display	9/10/2013
10	99157	DXL	FF-S	46199	Fixtures-Display	9/10/2013
10	99157	DXL	FF-S	45818	Fixtures-Display	9/10/2013
10	99157	DXL	FF-S	0486664-IN	Tailor Shop Equip	9/10/2013
10	99157	DXL	FF-S	0486666-IN	Tailor Shop Equip	9/10/2013
10	99157	DXL	FF-S	3071	Fixtures-Pool Table	9/10/2013
10	99157	DXL	LHI-S	40030	Signs	9/10/2013
10	99157	DXL	FF-S	19181	Fixtures-Display	9/10/2013
10	99157	DXL	FF-S	DI646224	Fixtures-Shoe Fixtures	9/10/2013
10	99157	DXL	FF-S	115635	Fixtures-Mannequins	9/10/2013
10	99157	DXL	FF-S	20614	Fixtures-Shelving	9/10/2013
10	99157	DXL	FF-S	118003	Fixtures-Display	9/10/2013
10	99157	DXL	FF-S	118222	Fixtures-Display	9/10/2013
10	99157	DXL	FF-S	118314	Fixtures-Display	9/10/2013
10	99157	DXL	FF-S	8305847	Fixtures-Furniture	9/10/2013
10	99157	DXL	FF-S	035926	Fixtures-Display	9/10/2013
10	99157	DXL	FF-S	035927	Fixtures-Display	9/10/2013
10	99157	DXL	FF-S	036318	Fixtures-Display	9/10/2013
10	99157	DXL	FF-S	036319	Fixtures-Display	9/10/2013
10	99157	DXL	FF-S	LNL4871	Fixtures-Headsets	9/10/2013
10	99157	DXL	FF-S	140180	Fixtures-Shelving	9/10/2013
10	99157	DXL	FF-S	140183	Fixtures-Shelving	9/10/2013
10	99157	DXL	FF-S	33607	Fixtures	9/10/2013
10	99157	DXL	FF-S	8486093	Fixtures-Shoe Fixtures	9/10/2013
10	99157	DXL	HW-C	4693358-C	Computer HW	9/10/2013
10	99157	DXL	FF-S	020555-0	Fixtures-Track	9/10/2013
10	99157	DXL	FF-S	020555-0	Fixtures-Track	9/10/2013
10	99157	DXL	FF-S	301976	Fixtures-Hangers	9/10/2013
10	99157	DXL	SIGNS	26425	Signs	10/25/2013
10	99157	DXL	FF-S	90762	Fixtures-Display Cabinet	9/10/2013
10	99157	DXL	EQUIP-S	970850	Cabling-Phones	10/8/2013
10	99157	DXL	FF-S	056773	Fixtures-Accessory Rack	9/10/2013
10	99157	DXL	FF-S	59976	Fixtures	9/10/2013
10	99157	DXL	EQUIP-S	451585	Music System	9/26/2013
10	99157	DXL	LHI-S	50641789	Alarm Systems	9/30/2013
10	99157	DXL	LHI-S	50641790	Alarm Systems	9/30/2013
10	99157	DXL	FF-S	0488667-IN	Tailor Shop Equipment	9/24/2013
10	99157	DXL	FF-S	114665966	Hennesey Mathes Fixtures Freight	9/26/2013

Company	Division	Type	Asset Type	Invoice	Description	Insrv Date

10	99157	DXL	FF-S	216558644	Opto Fixtures Freight	10/24/2013
10	99157	DXL	FF-S	1053786	Fixtures-Shoe Riser	10/25/2013
10	99157	DXL	FF-S	20632	Fixtures-Display	9/25/2013
10	99157	DXL	FF-S	47073	Fixtures-Display	10/2/2013
10	99157	DXL	FF-S	46200	Fixtures-Display	9/10/2013
10	99157	DXL	FF-S	140182A	Fixtures-Display	8/13/2013

As more fully described in the electronic disk provided to Lender by Borrower.

Destination XL Group, Inc.

By:	/s/ DAVID A. LEVIN
Title:	President, CEO

EXHIBIT B EQUIPMENT SECURITY NOTE NO. 17608-70009

STORE	LOCATION	CENTER NA	ADDRESS1	CITY	ST	ZIP CODE
10	99852	DXL	BIG BEAVER CTR 2028 W. BIG BEAVER RD	TROY (W. Big Beaver)	Ml	48084
10	99127	DXL	723 US 1 SUITE 723 C	INDIANAPOLIS (GREENWOOD)	IN	46142
10	99527	DXL	DIAMOND RETAIL CTR 523 S. GAMMON RD	MADISON	WI	53719
10	99011	DXL	113 E. CHICAGO AVENUE	CHICAGO	IL	60611
10	99858	DXL	MERIDIAN CROSSROADS 3427 E. FAIRVIEW RD	MERIDIAN (BOISE)	ID	83642
10	99429	DXL	8889 GATEWAY BLVD W BLDG 190 STE 550	EL PASO	TX	79925
10	99157	DXL	2021 GALLATIN PIKE N STE 276	MADISON (NASHVILLE)	TN	37115

Destination XL Group, Inc.

By:	/s/ DAVID A. LEVIN

Title:	President, CEO

DAVID A. LEVIN
PRESIDENT
CHIEF EXECUTIVE OFFICER

December 23, 2013

Banc of America Leasing & Capital, LLC

125 Dupont Drive

Providence, RI 02907

Attn: Steven J. Beadling

RE: Equipment Security Note Number 17608-70009, dated as of December 23, 2013 between Destination XL Group, Inc. (“Borrower”) and Banc of America Leasing & Capital, LLC (“Lender”) (the “Equipment Note”)

Dear Mr. Beadling:

By executing this letter, the undersigned, David Levin, as the duly elected or appointed Chief Executive Officer of Borrower, hereby represents, warrants, covenants and certifies that the Equipment described on the attached Exhibit A (the “Equipment”) which will be financed under the above-referenced Equipment Note has been paid for in full by Borrower.

See Exhibit A attached hereto and made a part hereof.

The undersigned hereby further represents, warrants, covenants and certifies that said title to the Equipment has passed to Borrower free and clear of all liens and encumbrances.

Please do not hesitate to call me at 1 (781) 828-9300 if you have any questions regarding the above or the attached.

By:	/s/ DAVID A. LEVIN

Name:	David Levin
Title:	President & CEO

DLEVIN@DXLG.COM		555 TURNPIKE STREET
781.828.9300 x2000	DESTINATIONXL.COM	CANTON, MA 02021-2724